EXHIBIT 32.1

                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Rampart Studios , Inc.
(the "Company") on Form 10-Q for three month period ended Sept. 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, G.J. de Klerk, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

       1.  The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

       2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated: April 29, 2013
                                         By:  /s/ G.J. de Klerk
                                              -------------------------------
                                              G.J. de Klerk
                                              Chief Executive Officer and
                                              Chief Financial Officer
                                              (Principal Executive Officer)
                                              (Principal Financial Officer)